                                                                       Exhibit 1




                             JOINT FILING AGREEMENT


           The undersigned hereby agree to the joint filing of the Schedule 13D to which this Agreement is attached.

Dated:  December __, 1997


                                         ANTIOPE VENTURES L.P.
                                        (formerly, Wolfensohn Associates, L.P.)

                                         By: Antiope Partners L.L.C.,
                                             its general partner


                                         By: /s/ Richard C.E. Morgan
                                             -----------------------------------
                                              Richard C.E. Morgan
                                              a Managing Member


                                         ANTIOPE PARTNERS L.L.C.
                                        (formerly, Wolfensohn Partners L.P.)

                                         By: /s/ Richard C.E. Morgan
                                             -----------------------------------
                                              Richard C.E. Morgan
                                              a Managing Member

                                       AMPHION VENTURES L.P.
                                      (formerly, Wolfensohn Associates II, L.P.)

                                       By: Amphion Partners L.L.C.
                                      (formerly, Wolfensohn Partners II, L.L.C.)
                                       its general partner


                                       By: /s/ Richard C.E. Morgan
                                           -------------------------------------
                                           Richard C.E. Morgan
                                           a Managing Member


                                       AMPHION PARTNERS L.L.C.
                                      (formerly, Wolfensohn Partners II, L.L.C.)

                                       By: /s/ Richard C.E. Morgan
                                           -------------------------------------
                                           Richard C.E. Morgan
                                           a Managing Member



                                       2